AXP(R)
                                                                     Precious
                                                                  Metals Fund

                                                       2001 SEMIANNUAL REPORT

American
  Express(R)
Funds

(icon of) ruler

AXP Precious Metals Fund seeks to provide shareholders with long-term growth of capital.

All That Glitters

While investors typically look to stocks and bonds for the best return on their money, there are times when hard assets such as gold can play a small but important role in a diversified portfolio. Because owning the metal itself is often impractical, most investors put their money in stocks of companies that mine gold and other precious metals. Those stocks, which form the bedrock of AXP Precious Metals Fund, usually move in tandem with the prices of the metals.

CONTENTS
From the Chairman                        3
From the Portfolio Manager               3
Fund Facts                               5
The 10 Largest Holdings                  6
Financial Statements                     7
Notes to Financial Statements           10
Investments in Securities               18

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2   AXP PRECIOUS METALS FUND -- SEMIANNUAL REPORT



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(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman
For most of us investors, the past several months proved to be an extremely trying time. More recently, the events of this past September and the prospect of what may follow have added to our collective concern.

While nothing can change what has happened, we can control how we respond. In broad terms, I would strongly advise that you keep a focus on your long-term financial goals and not let specific events dictate your investment decisions. Ultimately, it is where you finish, not where you are at the moment, that matters most. Your financial advisor plays an essential role in this process, so please let him or her help you by reviewing your situation and plotting the proper investment course.

As I have indicated in the past, the role our Board plays in your financial future is to monitor and confirm that each American Express mutual fund meets its investment objective and that its management style stays on target. We want each fund to be able to deliver to you, the shareholder, the type of performance you expect and the best results that can be obtained. Toward that end, American Express has made significant changes in its investment management capability, and will continue to make changes as it strives to provide a consistent standard of excellence.

On behalf of the Board,

Arne H. Carlson

(picture of) Clay L. Hoes
Clay L. Hoes
Portfolio manager

From the Portfolio Manager
The price of gold rose during the past six months, lending support to shares of gold-producing companies and, thus, AXP Precious Metals Fund. For the first half of the fiscal year -- April through September 2001 -- the Fund's Class A shares generated a return of 17.43% (excluding the sales charge). By way of comparison, the average return for similar funds was 24.92%, according to the Lipper Gold Funds Index.

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3   AXP PRECIOUS METALS FUND -- SEMIANNUAL REPORT



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FAST START
The period started with a bang, as the price of gold shot up for the first several weeks. The move coincided with a run-up in prices for other commodities, particularly aluminum and copper, which stemmed from concerns that higher inflation might be around the corner. As it turned out, the inflation fear proved unjustified, and the price of gold quickly retreated. The price rose modestly throughout the summer, before briefly spiking in response to the terrorist attack in September. Gold finished the period at approximately $293 per ounce, representing an overall increase of 13.6% for the six months.

While the Fund's gain exceeded that amount, it could have been higher had I decided to quickly liquidate the gold-producer stocks (the great majority of the portfolio) immediately after gold's run up last spring. My choice, however, was to keep the portfolio intact, as I expected we'd see periodic evidence of rising inflation in the ensuing months. That did not develop. On the other hand, because the Fund remained essentially fully invested, it did get the benefit of gold's rise in September.

Also affecting the Fund's performance were palladium and its sister metal, platinum, both of which are used in the production of catalytic converters and fuel cells. Prices for those metals declined over the period, principally because of expected weakness in vehicle sales. Early in the period, palladium and platinum stocks comprised about 15% of the portfolio, a number that I reduced to about 2% by period-end. Other than that, I did very little stock-trading.

Looking at the entire portfolio, some of the best performers were Buenaventura, Gabriel Resources and Goldcorp, which were all up more than 50%. Among the losers, on the other hand, were Stillwater Mining, First Quantum and North American Palladium, which were off between 15% and 30%.

As we begin the second half of the fiscal year, I think there are factors in place that are likely to sustain a healthy gold market. The most important is the tremendous stimulus created by this year's interest-rate and income-tax reductions, which should soon have a positive impact on the economy and, ultimately, raise the potential for higher inflation. In addition, because of production cutbacks by companies in the steel, aluminum, paper and chemical industries, it seems probable that those commodity prices will rise, perhaps exerting upward pressure on gold, which has also experienced reduced production in recent years. Beyond those fundamental factors, there's also the heightened sense of uncertainty resulting from the terrorist situation, a condition that could add to gold's attractiveness as a traditional store of value.


Clay L. Hoes

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4   AXP PRECIOUS METALS FUND -- SEMIANNUAL REPORT



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Fund Facts

Class A -- 6-month performance
(All figures per share)

Net asset value (NAV)
Sept. 30, 2001                                                    $5.39
March 31, 2001                                                    $4.59
Increase                                                          $0.80

Distributions -- April 1, 2001 - Sept. 30, 2001
From income                                                       $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return*                                                   +17.43%

Class B -- 6-month performance
(All figures per share)

Net asset value (NAV)
Sept. 30, 2001                                                    $5.22
March 31, 2001                                                    $4.46
Increase                                                          $0.76

Distributions -- April 1, 2001 - Sept. 30, 2001
From income                                                       $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return*                                                   +17.04%

Class C -- 6-month performance
(All figures per share)

Net asset value (NAV)
Sept. 30, 2001                                                    $5.21
March 31, 2001                                                    $4.45
Increase                                                          $0.76

Distributions -- April 1, 2001 - Sept. 30, 2001
From income                                                       $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return*                                                   +17.08%

Class Y -- 6-month performance
(All figures per share)

Net asset value (NAV)
Sept. 30, 2001                                                    $5.41
March 31, 2000                                                    $4.60
Increase                                                          $0.81

Distributions -- April 1, 2001 - Sept. 30, 2001
From income                                                       $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return*                                                   +17.61%

* The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.

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5   AXP PRECIOUS METALS FUND -- SEMIANNUAL REPORT



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The 10 Largest Holdings

                                         Percent                Value
                                     (of net assets)   (as of Sept. 30, 2001)

Newmont Mining                              9.8%            $4,011,999
Placer Dome                                 7.8              3,197,500
Barrick Gold                                7.4              3,036,250
Homestake Mining                            6.8              2,790,000
Freeport-McMoRan Cooper & Gold Cl B         4.5              1,868,300
Lihir Gold                                  4.5              1,856,547
Compania de Minas Buenaventura ADR          4.2              1,732,000
AngloGold ADR                               3.9              1,596,000
Rio Tinto ADR                               3.8              1,575,000
Teck Cl B                                   3.3              1,361,018

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(picture of) pie chart

The 10 holdings listed here
make up 56.0% of net assets

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6   AXP PRECIOUS METALS FUND -- SEMIANNUAL REPORT



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Financial Statements
Statement of assets and liabilities

AXP Precious Metals Fund, Inc.
Sept. 30, 2001 (Unaudited)

Assets
Investments in securities at value (Note 1)
   (identified cost $47,046,955)                                                                       $ 48,578,780
Cash in bank on demand deposit                                                                              368,271
Dividends and accrued interest receivable                                                                    80,237
Receivable for investment securities sold                                                                 1,522,198
Unrealized appreciation on foreign currency contracts held, at value (Notes 1
and 5)                                                                                                          161
                                                                                                                ---
Total assets                                                                                             50,549,647
                                                                                                         ----------
Liabilities
Payable for investment securities purchased                                                               9,256,135
Unrealized depreciation on foreign currency contracts held,
   at value (Notes 1 and 5)                                                                                     904
Accrued investment management services fee                                                                      870
Accrued distribution fee                                                                                        440
Accrued transfer agency fee                                                                                      68
Accrued administrative services fee                                                                              65
Other accrued expenses                                                                                       43,994
Options contracts written, at value (premium received $173,994) (Note 6)                                    121,250
                                                                                                            -------
Total liabilities                                                                                         9,423,726
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                     $ 41,125,921
                                                                                                       ============

Represented by
Capital stock -- $.01 par value (Note 1)                                                               $     76,769
Additional paid-in capital                                                                               79,633,870
Net operating loss                                                                                         (179,198)
Accumulated net realized gain (loss) (Note 8)                                                           (39,988,388)
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies (Note 5)                                1,582,868
                                                                                                          ---------
Total-- representing net assets applicable to outstanding capital stock                                $ 41,125,921
                                                                                                       ============
Net assets applicable to outstanding shares:                  Class A                                  $ 32,782,938
                                                              Class B                                  $  8,195,252
                                                              Class C                                  $    123,049
                                                              Class Y                                  $     24,682
Net asset value per share of outstanding capital stock:       Class A shares     6,079,024             $       5.39
                                                              Class B shares     1,569,708             $       5.22
                                                              Class C shares        23,613             $       5.21
                                                              Class Y shares         4,561             $       5.41
                                                            ----------------         -----             ------------

See accompanying notes to financial statements.

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7   AXP PRECIOUS METALS FUND -- SEMIANNUAL REPORT



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Statement of operations

AXP Precious Metals Fund, Inc.
Six months ended Sept. 30, 2001 (Unaudited)

Investment income
Income:
Dividends                                                                                                $  198,332
Interest                                                                                                     33,771
     Less foreign taxes withheld                                                                           (17,148)
                                                                                                           -------
Total income                                                                                                214,955
                                                                                                            -------
Expenses (Note 2):
Investment management services fee                                                                          163,317
Distribution fee
     Class A                                                                                                 39,291
     Class B                                                                                                 38,975
     Class C                                                                                                    413
Transfer agency fee                                                                                          66,920
Incremental transfer agency fee
     Class A                                                                                                  6,577
     Class B                                                                                                  1,923
     Class C                                                                                                     10
Service fee -- Class Y                                                                                            4
Administrative services fees and expenses                                                                    12,739
Compensation of board members                                                                                 5,060
Custodian fees                                                                                               15,769
Printing and postage                                                                                         11,714
Registration fees                                                                                            24,664
Audit fees                                                                                                   10,125
Other                                                                                                         2,344
                                                                                                              -----
Total expenses                                                                                              399,845
     Earnings credits on cash balances (Note 2)                                                             (5,692)
                                                                                                            ------
Total net expenses                                                                                          394,153
                                                                                                            -------
Investment income (loss) -- net                                                                           (179,198)
                                                                                                          --------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions (Note 3)                                                                       2,398,155
     Foreign currency transactions                                                                         (46,937)
     Options contracts written (Note 6)                                                                    (61,071)
                                                                                                           -------
Net realized gain (loss) on investments                                                                   2,290,147
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                                   3,882,047
                                                                                                          ---------
Net gain (loss) on investments and foreign currencies                                                     6,172,194
                                                                                                          ---------
Net increase (decrease) in net assets resulting from operations                                          $5,992,996
                                                                                                         ==========

See accompanying notes to financial statements.

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8   AXP PRECIOUS METALS FUND -- SEMIANNUAL REPORT



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Statements of changes in net assets

AXP Precious Metals Fund, Inc.

                                                                                Sept. 30, 2001       March 31, 2001
                                                                               Six months ended        Year ended
                                                                                  (Unaudited)

Operations and distributions
Investment income (loss) -- net                                                 $   (179,198)          $   (152,504)
Net realized gain (loss) on investments                                            2,290,147             (3,740,987)
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies            3,882,047                757,529
                                                                                   ---------                -------
Net increase (decrease) in net assets resulting from operations                    5,992,996             (3,135,962)
                                                                                   ---------             ----------

Capital share transactions (Note 4)
Proceeds from sales
     Class A shares (Note 2)                                                      29,347,803             41,814,991
     Class B shares                                                                1,776,422              1,264,239
     Class C shares                                                                   69,366                 49,000
     Class Y shares                                                                   17,073                     --
Payments for redemptions
     Class A shares                                                              (28,693,751)           (50,124,988)
     Class B shares (Note 2)                                                      (1,328,359)            (2,643,590)
                                                                                  ----------             ----------
Increase (decrease) in net assets from capital share transactions                  1,188,554             (9,640,348)
                                                                                   ---------             ----------
Total increase (decrease) in net assets                                            7,181,550            (12,776,310)
Net assets at beginning of period                                                 33,944,371             46,720,681
                                                                                  ----------             ----------
Net assets at end of period                                                     $ 41,125,921           $ 33,944,371
                                                                                ============           ============

See accompanying notes to financial statements.

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9   AXP PRECIOUS METALS FUND -- SEMIANNUAL REPORT



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Notes to Financial Statements

AXP Precious Metals Fund, Inc.
(Unaudited as to Sept. 30, 2001)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock. The Fund invests primarily in securities of companies engaged in the exploration, mining, processing or distribution of gold and other precious metals. Most of these companies will be located outside of the United States.

Class C shares of the Fund were offered to the public on June 26, 2000. Prior to this date, American Express Financial Corporation (AEFC) purchased 429 shares of capital stock at $4.66 per share, which represented the initial capital in Class C.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o  Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend, and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost. Investments in metals, if any, are valued daily using data from independent brokers and pricing services.

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit

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10   AXP PRECIOUS METALS FUND -- SEMIANNUAL REPORT
standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

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11   AXP PRECIOUS METALS FUND -- SEMIANNUAL REPORT



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Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES
The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.8% to 0.675% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Gold Funds Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment increased the fee by $6,041 for the six months ended Sept. 30, 2001.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.00
o  Class B $20.00
o  Class C $19.50
o  Class Y $17.00

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12   AXP PRECIOUS METALS FUND -- SEMIANNUAL REPORT

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $18,300 for Class A and $5,447 for Class B for the six months ended Sept. 30, 2001.

During the six months ended Sept. 30, 2001, the Fund's custodian and transfer agency fees were reduced by $5,692 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $73,940,485 and $75,092,611, respectively, for the six months ended Sept. 30, 2001. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $8,700 for the six months ended Sept. 30, 2001.

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the periods indicated are as follows:

                                                   Six months ended Sept. 30, 2001
                                             Class A     Class B    Class C     Class Y

Sold                                       5,361,684    337,553     12,832      3,132
Issued for reinvested distributions               --         --         --         --
Redeemed                                  (5,222,987)  (251,307)        --         --
                                          ----------   --------     ------      -----
Net increase (decrease)                      138,697     86,246     12,832      3,132
                                             -------     ------     ------      -----


                                                      Year ended March 31, 2001
                                             Class A     Class B    Class C*    Class Y

Sold                                       8,726,622    270,472     10,781        --
Issued for reinvested distributions               --         --         --        --
Redeemed                                 (10,471,270)  (572,875)        --        --
                                         -----------   --------     ------    ------
Net increase (decrease)                   (1,744,648)  (302,403)    10,781        --
                                          ----------   --------     ------    ------

* Inception date was June 26, 2000.

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13   AXP PRECIOUS METALS FUND -- SEMIANNUAL REPORT



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5. FOREIGN CURRENCY CONTRACTS
As of Sept. 30, 2001, the Fund has foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

Exchange date            Currency to      Currency to       Unrealized       Unrealized
                        be delivered      be received      appreciation     depreciation

Oct. 1, 2001              137,440             216,000              $ --             $705
                      U.S. Dollar     Canadian Dollar

Oct. 2, 2001              502,500             318,260               161               --
                  Canadian Dollar         U.S. Dollar

Oct. 3, 2001               83,818              56,895               --               199
                      U.S. Dollar       British Pound
                                                                   ----              ---
Total                                                              $161             $904
                                                                   ----             ----

6. OPTIONS CONTRACTS WRITTEN
Contracts and premium amounts associated with options contracts written are as follows:

                                    Six months ended Sept. 30, 2001
                                     Puts                   Calls
                             Contracts    Premium   Contracts    Premium

Balance March 31, 2001         600      $ 52,798      2,350    $ 302,190
Opened                       1,500       173,994        500       29,249
Closed                        (600)      (52,798)    (2,330)    (276,771)
Exercised                       --            --       (520)     (54,668)
                             -----      --------       ----      -------
Balance Sept. 30, 2001       1,500      $173,994         --     $     --
                             -----      --------       ----     --------

See "Summary of significant accounting policies."

7. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the six months ended Sept 30, 2001.

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14   AXP PRECIOUS METALS FUND -- SEMIANNUAL REPORT

8. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund had a capital loss carry-over of $41,585,851 as of March 31, 2001, that will expire in 2006 through 2009 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

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15   AXP PRECIOUS METALS FUND -- SEMIANNUAL REPORT

9. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A

Per share income and capital changes(a)

Fiscal period ended March 31,                         2001(f)      2001         2000         1999         1998

Net asset value, beginning of period                 $4.59        $4.95        $5.45      $  6.82       $10.47

Income from investment operations:

Net investment income (loss)                          (.02)        (.01)        (.02)        (.01)          --

Net gains (losses) (both realized and unrealized)      .82         (.35)        (.48)       (1.31)       (3.46)

Total from investment operations                       .80         (.36)        (.50)       (1.32)       (3.46)

Less distributions:

Dividends from net investment income                    --           --           --         (.05)        (.08)

Distributions from realized gains                       --           --           --           --         (.11)

Total distributions                                     --           --           --         (.05)        (.19)

Net asset value, end of period                       $5.39        $4.59        $4.95      $  5.45       $ 6.82

Ratios/supplemental data

Net assets, end of period (in millions)                $33          $27          $38          $51          $61

Ratio of expenses to average
daily net assets(c)                                  1.88%(d)     1.83%        1.69%        1.66%        1.51%

Ratio of net investment income (loss)
to average daily net assets                          (.76%)(d)    (.24%)       (.27%)       (.20%)        .06%

Portfolio turnover rate
(excluding short-term securities)                     205%         276%         114%          44%         112%

Total return(e)                                     17.43%       (7.27%)      (9.11%)     (19.40%)     (32.87%)


Class B

Per share income and capital changes(a)

Fiscal period ended March 31,                        2001(f)       2001         2000         1999         1998

Net asset value, beginning of period                 $4.46        $4.85        $5.38      $  6.73       $10.30

Income from investment operations:

Net investment income (loss)                          (.04)        (.05)        (.05)        (.05)        (.04)

Net gains (losses) (both realized and unrealized)      .80         (.34)        (.48)       (1.29)       (3.41)

Total from investment operations                       .76         (.39)        (.53)       (1.34)       (3.45)

Less distributions:

Dividends from net investment income                    --           --           --         (.01)        (.01)

Distributions from realized gains                       --           --           --           --         (.11)

Total distributions                                     --           --           --         (.01)        (.12)

Net asset value, end of period                       $5.22        $4.46        $4.85      $  5.38      $  6.73

Ratios/supplemental data

Net assets, end of period (in millions)                 $8           $7           $9           $8           $9

Ratio of expenses to average
daily net assets(c)                                  2.64%(d)     2.59%        2.46%        2.46%        2.28%

Ratio of net investment income
(loss) to average daily net assets                 ( 1.52%)(d)   (1.00%)      (1.04%)       (.97%)       (.74%)

Portfolio turnover rate
(excluding short-term securities)                     205%         276%         114%          44%         112%

Total return(e)                                     17.04%       (8.04%)      (9.78%)     (20.02%)     (33.41%)

See accompanying notes to financial highlights.

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16   AXP PRECIOUS METALS FUND -- SEMIANNUAL REPORT

Class C

Per share income and capital changes(a)

Fiscal period ended March 31,                         2001(f)      2001(b)

Net asset value, beginning of period                 $4.45        $4.57

Income from investment operations:

Net investment income (loss)                          (.03)        (.02)

Net gains (losses) (both realized and unrealized)      .79         (.10)

Total from investment operations                       .76         (.12)

Net asset value, end of period                       $5.21        $4.45

Ratios/supplemental data

Net assets, end of period (in millions)                $--          $--

Ratio of expenses to average
daily net assets(c)                                  2.64%(d)     2.59%(d)

Ratio of net investment income
(loss) to average daily net assets                  (1.39%)(d)    (.61%)(d)

Portfolio turnover rate
(excluding short-term securities)                     205%         276%

Total return(e)                                     17.08%       (2.63%)


Class Y

Per share income and capital changes(a)

Fiscal period ended March 31,                         2001(f)      2001         2000         1999         1998

Net asset value, beginning of period                 $4.60        $4.95        $5.43      $  6.80      $ 10.52

Income from investment operations:

Net investment income (loss)                          (.01)          --           --         (.01)         .03

Net gains (losses) (both realized and unrealized)      .82         (.35)        (.48)       (1.30)       (3.52)

Total from investment operations                       .81         (.35)        (.48)       (1.31)       (3.49)

Less distributions:

Dividends from net investment income                    --           --           --         (.06)        (.12)

Distributions from realized gains                       --           --           --           --         (.11)

Total distributions                                     --           --           --         (.06)        (.23)

Net asset value, end of period                       $5.41        $4.60        $4.95      $  5.43      $  6.80

Ratios/supplemental data

Net assets, end of period (in millions)                $--          $--          $--          $--          $--

Ratio of expenses to average
daily net assets(c)                                  1.73%(d)     1.64%        1.52%        1.38%        1.26%

Ratio of net investment income
(loss) to average daily net assets                   (.23%)(d)      --%        (.19%)        .01%         .36%

Portfolio turnover rate
(excluding short-term securities)                     205%         276%         114%          44%         112%

Total return(e)                                     17.61%       (7.07%)      (8.89%)     (19.31%)     (32.79%)


Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.
(f)  Six months ended Sept. 30, 2001 (Unaudited).

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17   AXP PRECIOUS METALS FUND -- SEMIANNUAL REPORT

Investments in Securities

AXP Precious Metals Fund, Inc.

Sept. 30, 2001 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (88.1%)(c)
Issuer                                Shares                   Value(a)

Australia (6.5%)
Delta Gold                         1,200,000                 $1,172,556
Kingsgate Consolidated             1,500,000(b)                 555,188
Newcrest Mining                      550,000                    960,845
Total                                                         2,688,589

Canada (36.0%)
Aber Diamond                          45,000(b)                 407,926
Barrick Gold                         175,000                  3,036,250
First Quantum Minerals               450,000(b)                 697,917
Franco-Nevada Mining                  75,000                  1,094,353
Gabriel Resources                    425,000(b)               1,068,083
Goldcorp                             100,000                  1,159,714
IAMGOLD                              600,000(b)               1,253,403
Kinross Gold                       1,000,000(b)                 968,538
North American Palladium             100,000(b)                 531,747
Placer Dome                          250,000                  3,197,500
Teck Cl B                            200,000(b)               1,361,018
Total                                                        14,776,449

Papua New Guinea (4.5%)
Lihir Gold                         3,300,000(b)               1,856,547

Peru (4.2%)
Compania de Minas
     Buenaventura ADR                 80,000                  1,732,000

South Africa (7.0%)
AngloGold ADR                        100,000                  1,596,000
Barplats Investments               1,183,200(b)                 348,085
Harmony Gold Mining                  101,100                    549,957
Harmony Gold Mining ADR               75,000                    398,250
Total                                                         2,892,292

United Kingdom (6.3%)
Brancote Holdings                    550,000(b)               1,018,502
Rio Tinto ADR                         25,000                  1,575,000
Total                                                         2,593,502

United States (23.5%)
Freeport-McMoRan
     Copper & Gold Cl B              170,000(b)               1,868,300
Homestake Mining                     300,000                  2,790,000
Newmont Mining                       170,000                  4,011,999
Stillwater Mining                     50,000(b)               1,006,000
Total                                                         9,676,299

Total common stocks
(Cost: $34,409,029)                                         $36,215,678

Other (0.5%)(c)
Issuer                                Shares                   Value(a)

Australia (--%)
Kingsgate Consolidated
     Rights                          250,000(b)                 $14,805

Canada (0.3%)
Minefinders
     Special Warrants                125,000(b)                 107,615

United States (0.2%)
Harmony Gold Mining
     Warrants                         33,000(b)                  62,700

Total other
(Cost: $458,278)                                               $185,120

Short-term securities (29.6%)(e)
Issuer               Annualized              Amount            Value(a)
   yield on date     payable at
   of purchase         maturity

U.S. government agencies (11.9%)
Federal Home Loan Mtge Corp Disc Nts
   11-20-01              2.49%           $2,400,000          $2,391,237
   11-28-01              2.58             1,000,000             995,544
Federal Natl Mtge Assn Disc Nt
   11-27-01              2.48             1,500,000           1,493,300
Total                                                         4,880,081

Commercial paper (17.7%)
Cargill
   10-01-01              3.45             4,900,000(d)        4,898,591
UBS America
   10-01-01              3.45             2,400,000           2,399,310
Total                                                         7,297,901

Total short-term securities
(Cost: $12,179,648)                                         $12,177,982

Total investments in securities
(Cost: $47,046,955)(f)                                      $48,578,780

See accompanying notes to investments in securities.

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18   AXP PRECIOUS METALS FUND -- SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) At Sept. 30, 2001, cash or short-term securities were designated to cover open put options written as follows (see Note 6 to the financial statements):

     Issuer                Contracts    Exercise    Expiration     Value(a)
                                           price          date

     Newmont Mining            1,000         $20     Nov. 2001     $ 57,500
     Stillwater Mining           500          20     Oct. 2001       63,750
                                 ---          --     ---------       ------
     Total value                                                   $121,250
                                                                   --------

(f) At Sept. 30, 2001, the cost of securities for federal income tax purposes was approximately $47,047,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                           $ 3,758,000
     Unrealized depreciation                            (2,226,000)
                                                        ----------
     Net unrealized appreciation                       $ 1,532,000
                                                       -----------

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19   AXP PRECIOUS METALS FUND -- SEMIANNUAL REPORT

AXP Precious Metals Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

Ticker Symbol
Class A: INPMX          Class B: INPBX
Class C: N/A            Class Y: N/A

                                 PRSRT STD AUTO
                                  U.S. POSTAGE
                                      PAID
                                    AMERICAN
                                     EXPRESS

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                           S-6144 R (11/01)